UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934

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ATTIS INDUSTRIES INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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ATTIS INDUSTRIES INC.

12540 Broadwell Road, Suite 2104

Milton GA 30004

(770) 691-6350

NOTICE OF ANNUAL

MEETING OF SHAREHOLDERS

TO BE HELD NOVEMBER 8, 2018

TO OUR SHAREHOLDERS:

You are cordially invited to attend the Annual Meeting of Shareholders (the “Annual Meeting”) of Attis Industries Inc., a New York corporation (together with its subsidiaries, “Company”, “Attis”, “we”, “us” or “our”), which will be held on November 8, 2018, at 10:00 A.M. EST at Pegula Ice Arena, 250 University Drive, University Park, PA 16802, for the following purposes:

1.	To elect four directors to hold office for a one year term and until each of their successors are elected and qualified;

2.	To ratify the appointment of BDO USA, LLP, as our independent registered public accounting firm for the fiscal year ending December 31, 2018;
3.	To transact such other business as may properly come before the Annual Meeting or any postponement or adjournment thereof.

We will be using the “Notice and Access” method of providing proxy materials to you via the Internet. We believe that this process will provide a convenient, economic and environmentally friendly way to access the proxy materials and authorize a proxy to vote your shares.

It is important that your shares be represented at the Annual Meeting and voted in accordance with your wishes. Whether or not you plan to attend the Annual Meeting, we urge you to authorize a proxy as promptly as possible — by Internet, telephone or mail — so that your shares will be voted at the Annual Meeting.

The Board of Directors has fixed the close of business on September 21, 2018, as the record date for the determination of shareholders entitled to receive notice of and to vote at the Annual Meeting of Shareholders and any adjournment or postponement thereof. A complete list of shareholders entitled to vote at the Annual Meeting will be available for inspection for a period of ten days at the Company’s office, located at 12540 Broadwell Road, Suite 2104, Milton GA 30004.

By Order of the Board of Directors

/s/ Jeffrey S. Cosman
Jeffrey S. Cosman
Chief Executive Officer and Chairman of the Board

September 24, 2018
Milton, GA

YOUR VOTE IS IMPORTANT

WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING IN PERSON, TO ASSURE THAT YOUR SHARES WILL BE REPRESENTED, PLEASE COMPLETE, DATE, SIGN AND RETURN THE ENCLOSED PROXY WITHOUT DELAY IN THE ENCLOSED ENVELOPE, WHICH REQUIRES NO ADDITIONAL POSTAGE IF MAILED IN THE UNITED STATES. IF YOU ATTEND THE ANNUAL MEETING, YOU MAY VOTE IN PERSON IF YOU WISH TO DO SO EVEN IF YOU HAVE PREVIOUSLY SENT IN YOUR PROXY.

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ATTIS INDUSTRIES INC.

12540 Broadwell Road, Suite 2104

Milton GA 30004

(770) 691-6350

PROXY STATEMENT

ANNUAL MEETING OF SHAREHOLDERS

TO BE HELD ON NOVEMBER 8, 2018

GENERAL INFORMATION ABOUT THE PROXY

STATEMENT AND ANNUAL MEETING

General

This Proxy Statement is being furnished to the shareholders of Attis Industries Inc. (together with its subsidiaries, “Company”, “Attis”, “we”, “us” or “our”) in connection with the solicitation of proxies by our Board of Directors (the “Board of Directors” or the “Board”) for use at the Annual Meeting of Shareholders to be held at Pegula Ice Arena, 250 University Drive, University Park, PA 16802, on November 8, 2018, at 10:00 A.M. EST, and at any and all adjournments or postponements thereof (the “Annual Meeting”) for the purposes set forth in the accompanying Notice of Annual Meeting of Shareholders. Accompanying this Proxy Statement is a proxy/voting instruction form (the “Proxy”) for the Annual Meeting, which you may use to indicate your vote as to the proposals described in this Proxy Statement. It is contemplated that this Proxy Statement and the accompanying form of Proxy will be first mailed to the Company’s shareholders on or about September 24, 2018.

The Company will solicit shareholders by mail through its regular employees and will request banks and brokers and other custodians, nominees and fiduciaries, to solicit their customers who have stock of the Company registered in the names of such persons and will reimburse them for reasonable, out-of-pocket costs. In addition, the Company may use the service of its officers and directors to solicit proxies, personally or by telephone, without additional compensation.

This Proxy Statement and the Company's annual report on Form 10-K are available to shareholders at https://www.iproxydirect.com/ATIS.

Voting Securities

Only shareholders of record as of the close of business on September 21, 2018 (the “Record Date”) will be entitled to vote at the Annual Meeting and any adjournment or postponement thereof. As of the Record Date, there were approximately 22,308,409shares of common stock of the Company, issued and outstanding and entitled to vote representing approximately 140 holders of record, 51 shares of Series A Preferred Stock of the Company, issued and outstanding and entitled to vote representing one holder of record, 106,950 shares of Series D Preferred Stock of the Company, issued and outstanding and entitled to vote representing approximately 5 holders of record, 161,000 shares of Series E Preferred Stock of the Company, issued and outstanding and entitled to vote representing approximately 2 holders of record, 3,978 shares of Series F Preferred Stock of the Company, issued and outstanding and entitled to vote representing 3 holders of record, and 202,600 shares of Series G Preferred Stock of the Company, issued and outstanding and entitled to vote representing approximately 4 holders of record.  Shareholders may vote in person or by proxy. For the proposals presented in this Proxy Statement, (i) each holder of shares of common stock is entitled to one vote for each share of such stock; (ii) each holder of shares of Series A Preferred Stock is entitled to voting rights equal to (x) 0.019607 multiplied by the total Common Stock eligible to vote at the time of the respective vote (the “Numerator”), divided by (y) 0.49, minus (z) the Numerator, for each share of such stock; (iii) each holder of shares of Series D Preferred Stock is entitled to 6.94 votes for each share of such stock; and (iv) each holder of shares of Series E Preferred Stock is entitled to 6.94 votes for each share of such stock. The Company’s bylaws provide that a majority of all the shares of stock entitled to vote, whether present in person or represented by proxy, shall constitute a quorum for the transaction of business at the Annual Meeting. The enclosed Proxy reflects the number of shares that you are entitled to vote. Shares of common stock may not be voted cumulatively.

Why am I being provided with these proxy materials?

We have made our proxy materials available to you on the Internet or, upon your request, delivered printed versions of these proxy materials to you by mail in connection with the solicitation by our Board of proxies for the matters to be voted on at our Annual Meeting and at any adjournment or postponement thereof.

Why did I receive a notice in the mail regarding the Internet availability of proxy materials instead of a paper copy of proxy materials?

The rules of the Securities and Exchange Commission (the “SEC”) permit us to furnish proxy materials, including this Proxy Statement and the Annual Report, to our stockholders by providing access to such documents on the Internet instead of mailing printed copies. Stockholders will not receive paper copies of the proxy materials unless they request them. Instead, the Notice of Internet Availability of Proxy Materials (the “Notice and Access Card”) provides instructions on how to access and review on the Internet all of the proxy materials. The Notice and Access Card also instructs you as to how to authorize via the Internet or telephone your proxy to vote your shares according to your voting instructions. If you would like to receive a paper or email copy of our proxy materials, you should follow the instructions for requesting such materials described in the Notice and Access Card.

Can I vote my shares by filling out and returning the Notice and Access Card?

No. The Notice and Access Card identifies the items to be voted on at the Annual Meeting, but you cannot vote by marking the Notice and Access Card and returning it. If you would like a paper proxy card, you should follow the instructions in the Notice and Access Card. The paper proxy card you receive will also provide instructions as to how to authorize via the Internet or telephone your proxy to vote your shares according to your voting instructions. Alternatively, you can mark the paper proxy card on how you would like your shares voted, sign the proxy card and return it in the envelope provided.

What do I do if my shares are held in “street name”?

If your shares are held in a brokerage account or by a bank or other holder of record, you are considered the “beneficial owner” of shares held in “street name.” The Notice and Access Card or the proxy materials, if you elected to receive a hard copy, has been forwarded to you by your broker, bank or other nominee who is considered, with respect to those shares, the stockholder of record. As the beneficial owner, you have the right to direct your broker, bank or other holder of record on how to vote your shares by following their instructions for voting. Please refer to information from your bank, broker or other nominee on how to submit your voting instructions.

What if other matters come up at the Annual Meeting?

At the date this Proxy Statement went to press, we did not know of any matters to be properly presented at the Annual Meeting other than those referred to in this Proxy Statement. If other matters are properly presented at the meeting or any adjournment or postponement thereof for consideration, and you are a stockholder of record and have submitted a proxy card, the persons named in your proxy card will have the discretion to vote on those matters for you.

What does it mean if I receive more than one Notice and Access Card?

It generally means you hold shares registered in more than one account. To ensure that all your shares are voted, please sign and return each proxy card or, if you vote by Internet or telephone, vote once for each Notice and Access Card you receive.

Voting of Proxies

All valid proxies received prior to the Annual Meeting will be voted. The Board of Directors recommends that you vote by proxy even if you plan to attend the Annual Meeting. You can vote your shares by proxy via Internet or mail. To vote via Internet, go to https://www.iproxydirect.com/ATIS and follow the instructions. To vote by mail, fill out the enclosed Proxy, sign and date it, and return it in the enclosed postage-paid envelope. To vote by fax, fill out the enclosed Proxy, sign and date it, and fax it to (202) 521-3464. To vote by phone, please call (866) 752- VOTE (8683). Voting by proxy will not limit your right to vote at the Annual Meeting if you attend the Annual Meeting and vote in person. However, if your shares are held in the name of a bank, broker or other holder of record, you must obtain a proxy executed in your favor, from the holder of record to be able to vote at the Annual Meeting.

Revocability of Proxies

All Proxies which are properly completed, signed and returned prior to the Annual Meeting, and which have not been revoked, will be voted in favor of the proposals described in this Proxy Statement unless otherwise directed. A shareholder may revoke his or her Proxy at any time before it is voted either by filing with the Secretary of the Company, at its principal executive offices located at 12540 Broadwell Road, Suite 2104, Milton GA 30004, a written notice of revocation or a duly-executed Proxy bearing a later date or by attending the Annual Meeting and voting in person.

Required Vote

Representation at the Annual Meeting of the holders of a majority of the outstanding shares of our common stock entitled to vote, either in person or by a properly executed Proxy, is required to constitute a quorum. Abstentions and broker non-votes, which are indications by a broker that it does not have discretionary authority to vote on a particular matter, will be counted as “represented” for the purpose of determining the presence or absence of a quorum. Broker non-votes are not counted for any purpose in determining whether proposals have been approved. Under New York Business Corporation Law, once a quorum is established, shareholder approval with respect to a particular proposal is generally obtained when the votes cast in favor of the proposal exceed the votes cast against such proposal.

In the election of our Board of Directors, shareholders are not allowed to cumulate their votes. Shareholders are entitled to cast a vote for each of the openings on the Board to be filled at the Annual Meeting. The four nominees receiving the highest vote totals will be elected as our Board of Directors. For approval of the proposed ratification of our independent registered accountants, the votes cast in favor of the proposal must exceed the votes cast against the proposal. Accordingly, abstentions and broker non-votes will not affect the outcome of the election of the Board of Directors or the ratification of the independent public accountants. Lastly, the affirmative vote of the holders of a majority of the outstanding shares of common stock present or represented by proxy and entitled to vote at the Annual Meeting will be required to approve the compensation of the executive officers named herein (the “Named Officers”) as disclosed in this Proxy Statement.

Shareholders List

For a period of at least ten days prior to the Annual Meeting, a complete list of shareholders entitled to vote at the Annual Meeting will be available, upon appointment, at the principal executive offices of the Company located at 12540 Broadwell Road, Suite 2104, Milton GA 30004 so that shareholders of record may inspect the list only for proper purposes.

Expenses of Solicitation

The Company will pay the cost of preparing, assembling and mailing this proxy-soliciting material, and all costs of solicitation, including certain expenses of brokers and nominees who mail proxy material to their customers or principals.

PROPOSAL NO. 1

ELECTION OF DIRECTORS

The Company’s Board of Directors currently consists of four authorized directors. A total of four directors will be elected at the Annual Meeting to serve until the next annual shareholder meeting. The persons named as “Proxies” in the enclosed Proxy will vote the shares represented by all valid returned proxies in accordance with the specifications of the shareholders returning such proxies. If no choice has been specified by a shareholder, the shares will be voted FOR the nominees. If at the time of the Annual Meeting any of the nominees named below should be unable or unwilling to serve, which event is not expected to occur, the discretionary authority provided in the Proxy will be exercised to vote for such substitute nominee or nominees, if any, as shall be designated by the Board of Directors. If a quorum is present and voting, the nominees for directors receiving the highest number of votes will be elected. Abstentions and broker non-votes will have no effect on the vote.

NOMINEES FOR ELECTION AS DIRECTOR

The following sets forth certain information about each of the director nominees:

Jeffrey S. Cosman, age 48, Chairman and Chief Executive Officer, Director

Mr. Cosman joined Attis Industries Inc. approximately four years ago, in connection with the Company’s acquisition of a multi-regional solid waste business, and oversaw the Company’s up-listing to the Nasdaq Capital Market. During this time, under Mr. Cosman’s leadership, the Company negotiated, financed and acquired six solid waste companies, acquiring Meridian Waste Services, Christian Disposal, Eagle Ridge Landfill and Hauling and Container First Services, resulting in a vertically integrated solid waste company with over $55 Million in revenue, which was later acquired in April 2018 by Warren Equity Partners. In addition, during this time the Company entered into multiple strategic transactions in the technology, healthcare and sustainable energy plastics industries. Prior to serving as the CEO of the Company, Mr. Cosman founded a mobile application (“app”) company and, in 2012, acquired a warehousing telecommunications company. Mr. Cosman earned his B.S. in Banking Finance and Managerial Finance from the University of Mississippi in 1992, as a Varsity Letterman in baseball. Following a professional baseball career with the New York Mets organization, Mr. Cosman received a Bachelor of Accountancy from the University of Mississippi degree in 1996.

Additionally, Mr. Cosman has an equity interest in Rush The Puck, LLC, a limited liability company in which Mr. Cosman and his wife are the sole members. The Company does not have an arrangement with Rush The Puck, LLC or Mr. Cosman for past, current or future services to be performed between Rush The Puck LLC and Attis Industries Inc. Mr. Cosman spends approximately one hour per week on Rush The Puck, LLC.

Thomas J. Cowee, age 61, Director, Audit Committee Chair

Thomas J. Cowee, age 61, has 38 years of experience in the environmental industry, including 15 years as a Chief Financial Officer. After retiring from Progressive Waste Solutions Ltd in December 2012, Mr. Cowee began serving as a board director for companies and is currently serving as a director for Enviro Group, LLC and STC Investors, LLC, both privately owned environmental companies, positions he has held since 2015. Enviro Group, LLC is a hazardous trucking and transfer company, and STC Investors, LLC is primarily a refinery services and trucking company. Previously Mr. Cowee served as a director on the board of Rizzo Group, LLC, a privately owned solid waste collection, transfer and recycling business from 2014 to 2016, until sold. Mr. Cowee was Vice President and Chief Financial Officer of Progressive Waste Solutions Ltd, from 2005 to 2012. Progressive Waste Solutions Ltd, was a publicly traded solid waste collection, transfer, recycling and landfill business, with operations in the United States and Canada. Mr. Cowee joined IESI Corporation in 1997 as its Chief Financial Officer and in 2000 was appointed Senior Vice President and Chief Financial Officer until IESI Corporation was acquired by Progressive Waste Solutions Ltd in 2005. From 1995 to 1997, he was Assistant Corporate Controller of USA Waste Services, Inc., and from 1979 to 1995 he held various field accounting positions with Waste Management Inc. Mr. Cowee has a B.Sc. in accounting from The Ohio State University. Mr. Cowee is qualified to serve on our Board of Directors because of his extensive experience in the environmental and waste industry, including serving as a director.

Jackson Davis, age 46, Director, Nominating Committee Chair

Jackson Davis, age 46, has more than 20 years of experience in technology and technology leadership, previously holding roles with software development companies providing mobile infrastructure management and wholesale financing solutions. Mr. Davis holds a BSBA in Decision Science with concentration in Management Information Systems from East Carolina University and has extensive experience in guiding organizational business strategy to propel improvement and maximum impact, while focusing on cost-efficiency and productivity. He is currently Director of Financial and Business Services Applications for Cox Enterprises a leading communications, media, and automotive services company with revenues of $18 billion. Prior to Joining Cox Enterprises in July of 2016; Mr. Davis held various roles at Cox Communications, most recently being Director of Corporate Business Systems, from August 2002 through July 2016. Mr. Davis is qualified to serve on our Board of Directors because of his extensive experience in the fields of technology and infrastructure management.

Joseph Ardagna, age 56, Director, Compensation Committee Chair

Joseph Ardagna, age 56, brings 30 years of experience of managing businesses in the restaurant industry. Mr. Ardagna is currently an owner/operator of Peace, Love and Pizza, a chain of pizza restaurants in Atlanta, founded in December 2012. Mr. Ardagna is responsible for all aspects of the business including overseeing the operation of four pizza restaurants and the construction of a new store scheduled to open in February 2017. Prior to that, from 1990 until 2012, Mr. Ardagna owned and operated Taco Mac Restaurants, a 28-restaurant chain in Atlanta and the Carolinas having approximately $90 million in yearly sales at such time, as one of the two founding partners responsible for managing the business, where he oversaw all aspects of the business, including finance, legal, compensation, site selection, design and development, licensing and brand development. Mr. Ardagna sold a majority of his interest in Taco Mac Restaurants to a private equity group in 2012, but currently still sits on its board of directors. In 2013, Mr. Ardagna started a new venture in the restaurant industry in Atlanta and currently oversees the operation of four pizza restaurants and the construction of a new store scheduled to open in February 2017. Mr. Ardagna has an undergraduate degree from Bowdoin College in 1984 and serves on the Board of Trustees at the New Hampton School in New Hampshire. Mr. Ardagna is qualified to serve on our Board of Directors because his extensive business experience.

RECOMMENDATION OF THE BOARD OF DIRECTORS:

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE ELECTION OF JEFFREY S. COSMAN, THOMAS J. COWEE, JACKSON DAVIS AND JOSEPH ARDAGNA AS DIRECTORS.

PROPOSAL NO. 2

RATIFICATION OF APPOINTMENT

OF INDEPENDENT REGISTERED PUBLIC

ACCOUNTING FIRM

The Board of Directors has appointed BDO USA, LLP (“BDO”), as our independent registered public accounting firm to examine the consolidated financial statements of the Company for fiscal year ending December 31, 2018. The Board of Directors seeks an indication from shareholders of their approval or disapproval of the appointment.

BDO will audit our consolidated financial statements for the fiscal year ended December 31, 2018. We anticipate that a representative of BDO will be present by telephone at our 2018 annual meeting, will have the opportunity to make a statement if they desire to do so at the meeting, and will be available to respond to appropriate questions at the meeting.

Our consolidated financial statements for the fiscal years ended December 31, 2017 were audited by Moss Adams LLP (“Moss”), which combined with the Company’s prior independent registered public accounting firm Hein & Associates LLP (“Hein”) who audited the financial statements of the Company for the year ended December 31, 2016. The Company accepted the resignation of Moss as the Company’s independent registered public accounting firm effective June 4, 2018. Effective July 16, 2018, the Audit Committee of the Board of Directors the Company engaged BDO as the Company's independent registered public accounting firm for the year ending December 31, 2018.

The following is a summary of fees billed by Moss for fiscal year ended December 31, 2017:

Audit Fees

(a) The aggregate fees billed by Moss for the audit of the Company’s financial statements for the fiscal years ended December 31, 2017 was $287,000.

Audit Related Fees

(b) The aggregate fees billed by Moss for assurance and related services that were related to its audit or review of the Company’s financial statements during the fiscal years ended December 31, 2017 was $0.

Tax Fees

(c) The aggregate fees billed by Moss for tax compliance, advice and planning were $0 for the fiscal year ended December 31, 2017.

All Other Fees

(d) Moss did not bill the Company for any products and services other than the foregoing during the fiscal years ended December 31, 2017.

In the event shareholders fail to ratify the appointment of Moss, the Board of Directors will reconsider this appointment. Even if the appointment is ratified, the Board of Directors, in its discretion, may direct the appointment of a different independent registered public accounting firm at any time during the year if the Board of Directors determines that such a change would be in the interests of the Company and its shareholders.

The affirmative vote of the holders of a majority of the Company’s capital stock represented and voting at the Annual Meeting either in person or by proxy will be required for approval of this proposal. Neither abstentions nor broker non-votes shall have any effect on the outcome of this vote.

RECOMMENDATION OF THE BOARD OF DIRECTORS:

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE RATIFICATION OF BDO AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE ADOPTION OF THE FOREGOING RESOLUTION APPROVING THE COMPANY’S EXECUTIVE COMPENSATION POLICIES AND PROCEDURES AND THE COMPENSATION PAID TO THE NAMED OFFICERS.

CORPORATE GOVERNANCE

Board Meetings and Annual Meeting Attendance

The Board of Directors met four times during fiscal year ended December 31, 2017. No director attended less than 100% of the meetings.

Audit Committee

On November 1, 2016, the Board authorized the creation of an Audit Committee. Currently, the Audit Committee is comprised of Mr. Cowee, Mr. Davis and Mr. Ardagna each of whom qualifies as “independent” within the meaning of Rule 10A-3 under the Exchange Act and the Nasdaq Stock Market Rules. Mr. Thomas J. Cowee was appointed as the Chair of the Audit Committee, effective November 1, 2016. Our board has determined that Mr. Cowee is currently qualified as an “audit committee financial expert”, as such term is defined in Item 407(d)(5) of Regulation S-K.

The Audit Committee oversees our accounting and financial reporting processes and oversees the audit of our financial statements and the effectiveness of our internal control over financial reporting. The specific functions of this Audit Committee include, without limitation:

●	selecting and recommending to our board of directors the appointment of an independent registered public accounting firm and overseeing the engagement of such firm;

●	approving the fees to be paid to the independent registered public accounting firm;

●	helping to ensure the independence of the independent registered public accounting firm;

●	overseeing the integrity of our financial statements;

●	preparing an audit committee report as required by the SEC to be included in our annual proxy statement;

●	resolving any disagreements between management and the auditors regarding financial reporting;

●	reviewing with management and the independent auditors any correspondence with regulators and any published reports that raise material issues regarding the Company’s accounting policies;

●	reviewing and approving all related-party transactions; and

●	overseeing compliance with legal and regulatory requirements.

Compensation Committee

We have a stand-alone Compensation Committee, which consists of Mr. Ardagna, Mr. Davis and Mr. Cowee, each of whom is “independent” within the meaning of the Nasdaq Stock Market Rules. In addition, each member of our Compensation Committee qualifies as a “non-employee director” under Rule 16b-3 of the Exchange Act. Our Compensation Committee assists the board of directors in the discharge of its responsibilities relating to the compensation of the board of directors and our executive officers. Mr. Ardagna has been appointed as the Chair of the Compensation Committee, effective November 1, 2016.

The Compensation Committee’s compensation-related responsibilities include, without limitation:

●	reviewing and approving on an annual basis the corporate goals and objectives with respect to compensation for our Chief Executive Officer;

●	reviewing, approving and recommending to our board of directors on an annual basis the evaluation process and compensation structure for our other executive officers;

●	providing oversight of management’s decisions concerning the performance and compensation of other company officers, employees, consultants and advisors;

●	reviewing our incentive compensation and other equity-based plans and recommending changes in such plans to our board of directors as needed, and exercising all the authority of our board of directors with respect to the administration of such plans;

●	reviewing and recommending to our board of directors the compensation of independent directors, including incentive and equity-based compensation; and

●	selecting, retaining and terminating such compensation consultants, outside counsel or other advisors as it deems necessary or appropriate.

Nominating and Corporate Governance Committee

We have a stand-alone Nominating and Corporate Governance Committee, which consists of Mr. Cowee, Mr. Davis and Mr. Ardagna, each of whom is “independent” within the meaning of the Nasdaq Stock Market Rules. The purpose of the Nominating and Corporate Governance Committee is to recommend to the board nominees for election as directors and persons to be elected to fill any vacancies on the board, develop and recommend a set of corporate governance principles and oversee the performance of the board. Mr. Davis has been appointed as the Chair of the Nominating Committee, effective November 1, 2016.

The Nominating and Corporate Governance Committee’s responsibilities include:

●	recommending to the board of director nominees for election as directors at any meeting of stockholders and nominees to fill vacancies on the board;

●	considering candidates proposed by stockholders in accordance with the requirements in the Nominating and Corporate Governance Committee charter;

●	overseeing the administration of the Company’s code of business conduct and ethics;

●	reviewing with the entire board of directors, on an annual basis, the requisite skills and criteria for board candidates and the composition of the board as a whole;

●	the authority to retain search firms to assist in identifying board candidates, approve the terms of the search firm’s engagement, and cause the Company to pay the engaged search firm’s engagement fee;

●	recommending to the board of directors on an annual basis the directors to be appointed to each committee of the board of directors;

●	overseeing an annual self-evaluation of the board of directors and its committees to determine whether it and its committees are functioning effectively; and

●	developing and recommending to the board a set of corporate governance guidelines applicable to the Company.

The Nominating and Corporate Governance Committee may delegate any of its responsibilities to subcommittees as it deems appropriate. The Nominating and Corporate Governance Committee is authorized to retain independent legal and other advisors, and conduct or authorize investigations into any matter within the scope of its duties.

Code of Business Conduct and Ethics

We have adopted a code of business conduct and ethics applicable to our principal executive, financial and accounting officers and all persons performing similar functions. A copy of that code is available on our corporate website at www.attisind.com. We expect that any amendments to such code, or any waivers of its requirements, will be disclosed on our website.

Family Relationships

There are no family relationships among our directors, executive officers, or persons nominated or chosen by the Company to become directors or executive officers.

Board Oversight in Risk Management

Risk is inherent with every business, and how well a business manages risk can ultimately determine its success. We face a number of risks, including liquidity risk, operational risk, strategic risk and reputation risk. Our Chief Executive Officer also serves as one of our directors. In the context of risk oversight, at the present stage of our operations we believe that our selection of one person to serve in both positions provides the Board with additional perspective which combines the operational experience of a member of management with the oversight focus of a member of the Board. The business and operations of the Company are managed by our Board as a whole, including oversight of various risks that the Company faces.

Compliance with Section 16(a) of the Exchange Act

Section 16(a) of the Exchange Act requires the Company’s directors, executive officers and persons who beneficially own 10% or more of a class of securities registered under Section 12 of the Exchange Act to file reports of beneficial ownership and changes in beneficial ownership with the SEC. Directors, executive officers and greater than 10% stockholders are required by the rules and regulations of the SEC to furnish the Company with copies of all reports filed by them in compliance with Section 16(a).

Based solely on our review of certain reports filed with the Securities and Exchange Commission pursuant to Section 16(a) of the Securities Exchange Act of 1934, as amended, the reports required to be filed with respect to transactions in our common stock during the fiscal year ended December 31, 2017, were timely, except for the late filing of Forms 4 related to the issuance of 2,044 shares and 4,592 shares of common stock to each of Joseph Ardagna, Thomas Cowee and Jackson Davis, as of March 31, 2017 and June 30, 2017, respectively, pursuant to their respective Director Agreements. The Company believes that Clayton Struve, an owner of more than 10% of the outstanding common stock of the Company, did not file on a timely basis a Form 4, Form 5 or Schedule 13G, or any amendments thereto, which may have been required to comply with Section 16.

Legal Proceedings

There are no material proceedings to which any director or officer, or any associate of any such director or officer, is a party that is adverse to our Company or any of our subsidiaries or has a material interest adverse to our Company or any of our subsidiaries. No director or executive officer has been a director or executive officer of any business which has filed a bankruptcy petition or had a bankruptcy petition filed against it during the past ten years. No director or executive officer has been convicted of a criminal offense or is the subject of a pending criminal proceeding during the past ten years. No director or executive officer has been the subject of any order, judgment or decree of any court permanently or temporarily enjoining, barring, suspending or otherwise limiting his involvement in any type of business, securities or banking activities during the past ten years. No director or officer has been found by a court to have violated a federal or state securities or commodities law during the past ten years.

The following sets forth certain information about each of the Company’s Executive Officers:

Jeffrey S. Cosman, age 48, Chairman and Chief Executive Officer, Director

Mr. Cosman joined Attis Industries Inc. approximately four years ago, in connection with the Company’s acquisition of a multi-regional solid waste business, and oversaw the Company’s up-listing to the Nasdaq Capital Market. During this time, under Mr. Cosman’s leadership, the Company negotiated, financed and acquired six solid waste companies, acquiring Meridian Waste Services, Christian Disposal, Eagle Ridge Landfill and Hauling and Container First Services, resulting in a vertically integrated solid waste company with over $55 Million in revenue, which was later acquired in April 2018 by Warren Equity Partners. In addition, during this time the Company entered into multiple strategic transactions in the technology, healthcare and sustainable energy plastics industries. Prior to serving as the CEO of the Company, Mr. Cosman founded a mobile application (“app”) company and, in 2012, acquired a warehousing telecommunications company. Mr. Cosman earned his B.S. in Banking Finance and Managerial Finance from the University of Mississippi in 1992, as a Varsity Letterman in baseball. Following a professional baseball career with the New York Mets organization, Mr. Cosman received a Bachelor of Accountancy from the University of Mississippi degree in 1996.

Additionally, Mr. Cosman has an equity interest in Rush The Puck, LLC, a limited liability company in which Mr. Cosman and his wife are the sole members. The Company does not have an arrangement with Rush The Puck, LLC or Mr. Cosman for past, current or future services to be performed between Rush The Puck LLC and Attis Industries Inc. Mr. Cosman spends approximately one hour per week on Rush The Puck, LLC.

Christopher Diaz, age 51, Chief Financial Officer

Mr. Diaz, age 51, brings 27 years of experience, including more than nine years’ experience in the waste industry. Previously, Mr. Diaz was the Corporate Controller for Advanced Disposal Services, Inc., a publicly-traded environmental services company, from 2008 to 2017. He has also held financial reporting and auditing positions, with Skinner Nurseries, Inc., where he served as Controller from 2000 to 2008, and CSX Transportation, where he was a Manager, Financial Reporting from 1998 to 2002 and Senior Internal Auditor from 1996 to 1998. Mr. Diaz began his career as an auditor with the national accounting firm McGladrey & Pullen, LLP, where he worked from 1990 to 1996.

Mr. Diaz holds an MBA and bachelor’s degree from the University of North Florida. He is a certified public accountant.

Executive Compensation

The following Summary Compensation Table sets forth all compensation earned, in all capacities, during the fiscal years ended December 31, 2017 and 2016 by each of the executive officers.

Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($)		Total

Jeffrey Cosman (1)	2017	$544,031	$1,250,000	$2,764,500	(1)	$4,558,431
Chief Executive Officer, Director	2016	$525,000	--	$7,214,514	(2)	$7,739,514

Walter H. Hall, Jr.	2017	443,661	--	--		443,661
President, Chief Operating Officer, Director (3)	2016	0	--	3,100,000	(3)	3,100,000

Joseph D'Arelli	2017	145,000	--	--		145,000
Chief Financial Officer, SEC Compliance Director (4)	2016	159,550	--	450,000	(4)	609,550

Christopher Diaz	2017	198,654	--	--		198,654
Chief Financial Officer (5)	2016	--	--	--		--

(1)	Effective October 31, 2014, Jeffrey S. Cosman was appointed Chief Executive Officer of the Company and Director. Mr. Cosman received 212,654 shares of Common Stock, having a grant date fair market value of $13.00 per share.

(2)	Mr. Cosman received 279,524 shares of Common Stock, having a grant date fair market value of $25.81 per share.

(3)	Mr. Hall was appointed President, Chief Operating Officer and Director on March 11, 2016. In March 2016, Mr. Hall received 100,000 shares of Common Stock having a grant date fair market value of $31.00 per share, subject to a vesting schedule. On April 20, 2018, Walter H. Hall, Jr. resigned as a director, President and Chief Operating Officer of the Company, effective immediately. In connection with his resignation, Mr. Hall, the Company and Cosman, entered into a Resignation and Executive Employment Agreement Termination Agreement dated April 20, 2018 (the “Termination Agreement”), which provides that Mr. Hall will be granted an option to acquire up to 857,910 shares of the Company’s common stock (the “Hall Stock Option”), including the right to acquire up to 732,910 shares of common stock pursuant to the terms of Mr. Hall’s employment agreement. The Hall Stock Option is fully vested and has a per share exercise price of $1.06.

(4)	Mr. D'Arelli was appointed Chief Financial Officer on November 29, 2016. In July 2016, Mr. D’Arelli received 15,000 shares of Common Stock, having a grant date fair market value of $30 per share, subject to a vesting schedule. Included in Mr. D’Arelli’s salary are amounts paid to Mr. D’Arelli by the Company for Mr. D’Arelli’s work as Corporate Controller during 2016, prior to Mr. D’Arelli’s appointment as Chief Financial Officer effective November 29, 2016. Mr. D’Arelli resigned on April 18, 2017 as Chief Financial Officer on April 18, 2017. Effective as of April 18, 2017, the Board appointed Mr. Joseph D’Arelli as the SEC Compliance Director of the Company in connection with Mr. D’Arelli’s resignation from the position of Chief Financial Officer as of such effective date. In connection with such appointment, the Company entered into an Employment Agreement with Mr. D’Arelli, dated April 18, 2017.

(5)	Mr. Diaz was appointed Chief Financial Officer on April 18, 2017

Option Grants

We did not grant any options to any of our executive officers during the years ended December 31, 2017 and 2016.

Compensation of Directors

At this time, each of our independent directors, pursuant to their Director Agreements with the Company, receives, in addition to equity compensation, a monthly cash stipend of $3,000. In addition, each Director receives a cash stipend of $1,000 for every in-person meeting that the Director attends.

Name	Fees earned or paid in cash ($)	Stock awards ($)	Option awards ($)	Non-equity incentive plan compensation ($)	Nonqualified deferred compensation earnings ($)	All other compensation ($)	Total ($)
Joseph Ardagna	29,000	30,000					59,000
Thomas Cowee	28,000	30,000					58,000
Jackson Davis	29,500	30,000					59,500

(1)	On March 11, 2016, the Company entered into a director agreement with the Company’s Chairman of the Board and Chief Executive Officer, Jeffrey Cosman, as amended by the First Amendment to Director Agreement entered into by the parties on April 13, 2016 (the “Cosman Director Agreement”).

(2)	on November 1, 2016, the Company entered into those certain Director Agreements (the “Director Agreements”) with Thomas J. Cowee, Jackson W. Davis, Jr. and Joseph F. Ardagna, (each referred to hereinafter as a “Director”, and collectively, the “Directors”), respectively, in connection with their respective appointments to the Board of Directors of the Company (the “Board”). On April 9, 2018, the Compensation Committee of the Board recommended that the Board approve modifications to the Director Agreements to increase each of the Directors compensation for serving as a Director to $3,000 per month (from $2,000 per month), while eliminating the cash fee for attending telephonic meetings of the Board (the “Agreement Modifications”). On April 9, 2018, the Board approved the Agreement Modifications.

Executive Compensation Program Components

Base Salary

We provide base salary as a fixed source of compensation for our executive officers, allowing them a degree of certainty when having a meaningful portion of their compensation “at risk” in the form of equity awards covering the shares of a company for whose shares there has been limited liquidity to date. The board of directors recognizes the importance of base salaries as an element of compensation that helps to attract highly qualified executive talent.

Base salaries for our executive officers were established primarily based on individual negotiations with the executive officers when they joined us and reflect the scope of their anticipated responsibilities, the individual experience they bring, the board members’ experiences and knowledge in compensating similarly situated individuals at other companies, our then-current cash constraints, and a general sense of internal pay equity among our executive officers.

The board does not apply specific formulas in determining base salary increases. In determining base salaries for 2016 for our continuing named executive officers, no adjustments were made to the base salaries of any of our named executive officers as the board determined, in their independent judgment and without reliance on any survey data, that existing base salaries, taken together with other elements of compensation, provided sufficient fixed compensation for retention purposes.

Cash Bonuses and Equity Compensation

We provide to our employees, including our executive officers, the opportunity to earn discretionary performance bonuses based on individual performance. The amount of individual bonuses are determined in a subjective manner, without specific weightings or a formula.

Certain employees, including executive officers receive restricted common stock upon execution and delivery of an employment agreement, with such shares typically subject to a recoupment schedule. We also provide to our executive officers the opportunity to earn additional compensation in the form of restricted common stock awarded based on the Company achieving certain transaction milestones. In determining the form, size and material terms of such equity awards, our Board of Directors customarily considers, among other things, individual negotiations with the executive officers at their time of hire, the executive officer’s total potential compensation, the need to create a meaningful opportunity for reward predicated on the creation of long-term stockholder value, internal pay equity as among our executive officers, notable performance accomplishments, adjustments to duties and the retention implications of existing grants.

Our Board of Directors made the grants to our executive officers set forth below. In determining the size of the equity grants, our Board of Directors generally considered the Chief Executive Officer’s recommendations, the executive officer’s existing equity award holdings (including the unvested portion of such awards), internal pay equity, our retention and incentive goals, and, as applicable, negotiations with the executive at the time of his hiring.

Employment Contracts, Termination of Employment and Change in Control Arrangements

Jeffrey Cosman - Employment Agreement and Restricted Stock Agreement

On March 11, 2016, the Company entered into an employment agreement with Mr. Cosman, which the parties amended as of November 29, 2016 and as of December 5, 2016 (as amended, the “Cosman Employment Agreement”). Mr. Cosman is currently the Chief Executive Officer and Chairman of the Board of Directors of the Company, and prior to the execution and delivery of the Cosman Employment Agreement, the terms of Mr. Cosman’s employment were governed by that certain previous employment agreement assumed by the Company in connection with the Company’s purchase of certain membership interests owned by such previous employer on October 17, 2014. The Cosman Employment Agreement has an initial term from March 11, 2016 through December 31, 2017, and the term will automatically renew for one (1) year periods unless otherwise terminated in accordance with the terms therein. Mr. Cosman will receive a base salary of $525,000 and Mr. Cosman’s compensation will increase by 5% on January 1 of each year. Mr. Cosman may also receive a cash bonus based on the Company’s performance relative to its annual target performance, as well as an annual equity bonus in the form of options, in accordance with the Company’s 2016 Equity and Incentive Plan (the “Plan”) and subject to the restrictions contained therein, in an amount equivalent to 6% of the value of all acquisitions by the Company or its subsidiaries of substantially all the assets of existing businesses or of controlling interests in existing business entities during the preceding year. The exercise price of such options shall be the closing price of the Company’s common stock on the date of grant, or such higher price as may be required pursuant to the Plan.

Upon any termination of Mr. Cosman’s employment with the Company, except for a termination for Cause (as such term is defined therein), Mr. Cosman shall be entitled to a severance payment equal to the greater of (i) two years’ worth of the then-existing base salary and (ii) the last year’s bonus.

On March 11, 2016, the Company entered into a director agreement with the Company’s Chairman of the Board and Chief Executive Officer, Jeffrey Cosman, as amended by the First Amendment to Director Agreement entered into by the parties on April 13, 2016 (the “Cosman Director Agreement”).

On March 11, 2016, the Company entered into a restricted stock agreement with Mr. Cosman (the “Cosman Restricted Stock Agreement”), pursuant to which 212,654 shares of the Company's common stock, subject to certain restrictions set forth in the Cosman Restricted Stock Agreement, were issued to Mr. Cosman pursuant to the Cosman Employment Agreement and the Plan.

Chris Diaz –Employment Agreement

Effective as of April 18, 2017, the Board appointed Chris Diaz as Chief Financial Officer of the Company (the “Diaz Appointment”), in connection with the resignation of Joseph D’Arelli from such position as of such effective date. In connection with such appointment, the Company entered into an Employment Agreement, dated April 18, 2017, with Mr. Diaz (the “Diaz Employment Agreement”). The Diaz Employment Agreement may be terminated by either party at any time without prior notice. Mr. Diaz will receive a base salary of Two Hundred Sixty-five Thousand Dollars ($265,000) and is also eligible for an annual cash incentive bonus in the amount of up to Sixty-five Thousand Dollars ($65,000), as well as a monthly automobile allowance of One Thousand Dollars ($1,000) and reimbursement of relocation expenses in an amount not to exceed Twenty Thousand Dollars ($20,000).

Change in Control Arrangements

Other than the pledge by Mr. Cosman of 51 shares of Series A Preferred Stock, which may become effective on May 17, 2019, subject to the occurrence of certain events, as has been disclosed in the Company’s Current Report on Form 8-K filed with the SEC on May 23, 2018, there are no arrangements, known to the Company, including any pledge by any person of securities of the Company, the operation of which may at a subsequent date result in a change in control of the Company.

REPORT OF THE COMPENSATION COMMITTEE

The Compensation Committee of the Board currently consists of Thomas Cowee, Jackson Davis and Joseph Ardagna, each of whom the Board has determined to be independent. This report shall not be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended (the “Securities Act”) or the Securities Exchange Act of 1934, as amended (the “Exchange Act”) by virtue of any general statement in such filing incorporating the Annual Report by reference, except to the extent that the Company specifically incorporates the information contained in this section by reference and shall not otherwise be deemed filed under either the Securities Act or the Exchange Act.

The independent members of the Board of Directors have reviewed and discussed with management the disclosure regarding Executive Compensation contained in this proxy statement for the 2018 annual meeting.

This report has been furnished by the Compensation Committee of the Board.

Joseph Ardagna, Chair

Thomas Cowee

Jackson Davis

REPORT OF THE AUDIT COMMITTEE

The following Report of the Audit Committee (the “Audit Report”) does not constitute soliciting material and should not be deemed filed or incorporated by reference into any other Company filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent the Company specifically incorporates this Audit Report by reference therein.

Role of the Audit Committee

The Audit Committee’s primary responsibilities fall into three broad categories:

First, the Audit Committee is charged with monitoring the preparation of quarterly and annual financial reports by the Company’s management, including discussions with management and the Company’s outside auditors about draft annual financial statements and key accounting and reporting matters.

Second, the Audit Committee is responsible for matters concerning the relationship between the Company and its outside auditors, including recommending their appointment or removal; reviewing the scope of their audit services and related fees, as well as any other services being provided to the Company; and determining whether the outside auditors are independent (based in part on the annual letter provided to the Company pursuant to Independence Standards Board Standard No. 1).

Third, the Audit Committee reviews financial reporting, policies, procedures and internal controls of the Company. The Audit Committee has implemented procedures to ensure that during the course of each fiscal year it devotes the attention that it deems necessary or appropriate to each of the matters assigned to it under the Audit Committee’s charter. In overseeing the preparation of the Company’s financial statements, the Audit Committee met with management and the Company’s outside auditors, including meetings with the Company’s outside auditors without management present, to review and discuss all financial statements prior to their issuance and to discuss significant accounting issues. Management advised the Audit Committee that all financial statements were prepared in accordance with generally accepted accounting principles, and the Audit Committee discussed the statements with both management and the outside auditors. The Audit Committee’s review included discussion with the outside auditors of matters required to be discussed pursuant to Statement on Auditing Standards No. 61 (Communication with Audit Committees).

With respect to the Company’s outside auditors, the Audit Committee, among other things, discussed with Moss Adams LLP matters relating to its independence, including the disclosures made to the Audit Committee as required by the Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees).

Recommendations of the Audit Committee. In reliance on the reviews and discussions referred to above, the Audit Committee recommended to the Board that the Board approve the inclusion of the Company’s audited financial statements in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2017, for filing with the SEC.

This report has been furnished by the Audit Committee of the Board.

Thomas Cowee, Chair

Joseph Ardagna

Jackson Davis

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

None of our officers, directors, proposed director nominees, beneficial owners of more than 10% of our shares of common stock, or any relative or spouse of any of the foregoing persons, or any relative of such spouse who has the same house as such person or who is a director or officer of any parent or subsidiary of our Company, has any direct or indirect material interest in any transaction to which we are a party since our incorporation or in any proposed transaction to which we are proposed to be a party.

In December 2016, Walter H. Hall, Jr., the Company’s Chief Operating Officer, President, and member of the Board at such time, advanced $250,000 to the Company for certain operational expenses. On January 30, 2017, the Company returned such amount in full, together with interest of $20,000. Such transaction was ratified and approved unanimously by the Board, including by a majority of the directors who were not interested in such transaction.

On May 9, 2018, the Company added a note payable from a related party with a principal amount of $937,500, with an OID of $187,500. The maturity date of this loan is November 9, 2018 and no payments are due until that date. If the note is not satisfied by the initial maturity date, the note will be extended for 90 days and the principal will be increased by $75,000. The Company recorded the OID and deferred loan costs of $60,000. The balance of the OID and the deferred loan costs at September 17, 2018 was $41,250. The note is guaranteed by an officer of the Company.

On June 12, 2018, the Company added a note payable from a related party with a principal amount of $375,000, with an original issuance discount of $75,000. The maturity date of this loan December 12, 2018 and no payments are due until that date. If the note is not satisfied by the initial maturity date, the note will be extended for 90 days and the principal will be increased by $5,000. The Company recorded the OID and deferred loan costs of $24,000. The balance of the OID and the deferred loan costs at September 17, 2018 was $33,000. The note is guaranteed by an officer of the Company.

On July 10, 2018, the Company added a note payable from a related party with a principal amount of $343,750, with an original issuance discount of $68,750. The maturity date of this loan January 11, 2019 and no payments are due until that date. If the note is not satisfied by the initial maturity date, the note will be extended for 90 days and the principal will be increased by $27,500. The Company recorded the OID and deferred loan costs of $22,000. The balance of the OID and the deferred loan costs at September 17 was $45,375. The note is guaranteed by an officer of the Company.

 On July 24, 2018, the Company added a note payable from a related party with a principal amount of $312,500, with an original issuance discount of $62,500. The maturity date of this loan January 15, 2019 and no payments are due until that date. If the note is not satisfied by the initial maturity date, the note will be extended for 90 days and the principal will be increased by $25,000. The Company recorded the OID and deferred loan costs of $20,000. The balance of the OID and the deferred loan costs at September 17, 2018 was $55,000. The note is guaranteed by an officer of the Company.

 On September 5, 2018, the Company added a note payable from a related party with a principal amount of $472,500, with an original issuance discount of $122,500. The maturity date of this loan November 29, 2019 and no payments are due until that date. The Company recorded the OID and deferred loan costs of $28,000. The balance of the OID and the deferred loan costs at September 17, 2018 was $140,467. The note is guaranteed by an officer of the Company.

In the event a related party transaction is proposed, such transaction will be presented to our board of directors for consideration and approval. Any such transaction will require approval by a majority of the disinterested directors and such transactions will be on terms no less favorable than those available to disinterested third parties. The Company does not believe that the provisions of Item 404(c) of Regulation S-K apply to our chief executive officer, Mr. Cosman, as a control person of the Company because the Company is not a shell company and Mr. Cosman is not part of a group, consisting of two or more persons that agree to act together for the purpose of acquiring, holding, voting or disposing of equity securities of a shell company.

Director Independence

The Board currently consists of four (4) members: Jeffrey S. Cosman, Thomas J. Cowee, Jackson Davis and Joseph Ardagna. All of our directors will serve until our Annual Meeting and until their successors are duly elected and qualified. All members of the current Board members have chosen to seek re-election.

As we are listed on the NASDAQ Capital Market, our determination of independence of directors is made using the definition of “independent director” contained in Rule 5605(a)(2) of the Marketplace Rules of the NASDAQ Stock Market. The Board has affirmatively determined that Thomas J. Cowee, Jackson Davis, and Joseph Ardagna are “independent” directors, as that term is defined in the NASDAQ Stock Market Rules.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT AND

RELATED STOCKHOLDER MATTERS.

The following table sets forth, as of September 21, 2018, certain information with respect to the beneficial ownership of our common stock by each shareholder known by us to be the beneficial owner of more than 5% of our Common Stock and by each of our current directors and executive officers. Each person has sole voting and investment power with respect to the shares of Common Stock, except as otherwise indicated.

This table is prepared based on information supplied to us by the listed security holders, any Schedules 13D or 13G and Forms 3 and 4, and other public documents filed with the SEC.

Under the rules of the Securities and Exchange Commission, a person is deemed to be a beneficial owner of a security if that person has or shares voting power, which includes the power to vote or direct the voting of the security, or investment power, which includes the power to vote or direct the voting of the security. The person is also deemed to be a beneficial owner of any security of which that person has a right to acquire beneficial ownership within 60 days. Under the Securities and Exchange Commission rules, more than one person may be deemed to be a beneficial owner of the same securities, and a person may be deemed to be a beneficial owner of securities as to which he or she may not have any pecuniary beneficial interest.

Shares of Common Stock which an individual or group has a right to acquire within 60 days pursuant to the exercise or conversion of options are deemed to be outstanding for the purpose of computing the percentage ownership of such individual or group, but are not deemed to be outstanding for the purpose of computing the percentage ownership of any other person shown in the table below.

Name and Address of Beneficial Owner	Common Stock Owned Beneficially		Percent of Class	Series A Preferred Stock Owned Beneficially	Percent of Class	Series D Preferred Stock Owned Beneficially	Percent of Class	Series E Preferred Stock Owned Beneficially	Percent of Class	Series F Preferred Stock Owned Beneficially	Percent of Class Owned Beneficially	Series G Preferred Stock Owned Beneficially	Percent of Class Owned Beneficially
Named Executive Officers and Directors
Jeffrey S. Cosman, Chief Executive Officer, Chairman	1,358,660	(1)	6.09%	51	100.00%	―	―	―	―	―	―
Chris Diaz, Chief Financial Officer	―		―	―	―	―	―	―	―	―	―
Joseph Ardagna, Director	21,583	(4)	*	―	―	―	―	―	―	―	―
Jackson Davis, Director	21,583	(4)	*	―	―	―	―	―	―	―	―
Thomas Cowee, Director	21,583	(4)	*	―	―	―	―	―	―	―	―
All directors and officers as a group (5 persons)	1,423,409		6.38%	51	100.00%	―	―	―	―	―	―
5% or greater shareholders
Clayton Struve 175 W. Jackson Blvd., Suite 440 Chicago, IL 60604 (3)	2,394,927		10.74%	―	―	97,850	91.49%	150,000	93.168%	―	―
YA II PN, Ltd. 1012 Springfield Avenue, Mountainside, NJ 07092 (5)	―		―	―	―	―	―	―	―	2,222.24	44.44%	11,750	5.8%
Walter H. Hall, former President, former Chief Operating Officer and former Director	1,031,260	(6)	4.62%	―	―	―	―	―	―		―
EXO Opportunity Fund LLC c/o Sonageri & Fallon LLC, 411 Hackensack Avenue, Hackensack, New Jersey 07601 (7)	1,000,000		4.48%									38,250	18.9%
Goldman Sachs & Co. LLC 200 West Street, New York, New York 10282	421,236		1.89%							2,500.00	50.00%
GreenShift Corporation Corporation 5950 Shiloh Road East, Suite N Alpharetta, GA 30005 (8)	1,000,000		4.48%									130,000	64.1%
Gaula Ventures LLC McFarlin Lane, Milton, Georgia 30004 (9)	1,000,000		4.48%									22,600	11.15%
Total	8,270,832		37.1%	51	100.00%	97,850	91.49%	150,00000	93.68%	4,722.24	94.44%	202,600	100

* Less than 1%

(1)	Includes 1,560 shares of the Common Stock of the Company issued to Rush the Puck, LLC, a limited liability company in which Mr. Cosman and his wife are the sole members and 20,000 shares of the Common Stock of the Company issued, in the aggregate, to four limited liability companies in which Mr. Cosman is the manager. Includes 302,663 warrants to purchase Common Stock at an exercise price of $5.16 per share. Does not reflect voting power conferred by ownership of Series A Preferred Stock.

(2)	Excludes 3,750 non-employee options to purchase Common Stock at $20 per share.

(3)	Includes 181,598 warrants to purchase Common Stock at an exercise price of $5.16 per share; does not include (i) 978,500 shares of Common Stock underlying shares of Series D Preferred Stock, which may not be converted to the extent that it would result in such owner holding more than 4.99%, unless waived upon 60 days’ notice, but shall in no event exceed 19.99%, of the Company’s outstanding shares, (ii) 1,100,000 shares of Common Stock underlying shares of Series E Preferred Stock, the conversion terms of which are subject to the Shareholder Approval and which may not be converted to the extent that it would result in such owner holding more than 4.99%, unless waived upon 60 days’ notice, but shall in no event exceed 19.99%, of the Company’s outstanding shares, (iii) 1,467,750 warrants to purchase Common Stock at an exercise price of $1.44 per share, which may not be exercised to the extent that it would result in such owner holding more than 4.99%, unless waived upon 60 days’ notice, but shall in no event exceed 19.99%, of the Company’s outstanding shares; and (v) 1,650,000 warrants to purchase Common Stock at an exercise price of $1.20 per share, which may not be exercised to the extent that it would result in such owner holding more than 4.99%, unless waived upon 60 days’ notice, but shall in no event exceed 19.99%, of the Company’s outstanding shares.

(4)	Excludes 3,750 non-employee options to purchase Common Stock at $20.00 per share.

(5)	YA II PN, Ltd. (“YA”) is the holder of 2,222.24 shares of Series F Convertible Preferred Stock and 11,750 of Series G Convertible Preferred Stock. Yorkville Advisors Global, LP (“Yorkville LP”) is YA’s investment manager and Yorkville Advisors Global II, LLC (“Yorkville LLC”) is the General Partner of Yorkville LP. All investment decisions for YA are made by Managing Member, Matthew Beckman. D-Beta One Equity, Ltd. (“D-Beta One”) is the holder of warrants to purchase 750,000 shares of the Company’s common stock at an exercise price of $0.49356 per share. Delta Beta Advisors, LLC (“D-Beta”) is D-Beta One’s investment manager. All investment decisions for D-Beta are made by D-Beta’s Managing Member, Matthew Beckman. YA and D-Beta One may be deemed affiliates of one another through common management and ownership.

(6)	As of the date hereof, Mr. Hall beneficially owns 1,031,260 shares of the issued and outstanding common stock of the Issuer, comprised of: (i) 175,350 shares of common stock owned directly by Mr. Hall; and (ii) 857,910 shares, based on the assumed exercise of options having a $1.06 per share exercise price for a period of five years owned directly by Mr. Hall. Therefore, in the aggregate, Mr. Hall may cast 1,031,260 of 17,981,326 votes, equivalent to approximately 5.735%.

(7)	EXO Opportunity Fund LLC (“EXO”) beneficially owns 1,000,000 shares of common stock and is the holder of 37,250 shares of Series G Convertible Preferred Stock. All investment decisions for EXO are made by EXO's Manager, Mary Carroll. Acutus Capital LLC is the sole member of EXO, and James Sonageri is the sole member and manager of Acutus Capital LLC.

(8)	GreenShift Corporation (“GreenShift”) beneficially owns 1,000,000 shares of common stock and is the holder of 130,000 shares of Series G Convertible Preferred Stock. All investment decisions for GreenShift are made by GreenShift’s Chief Executive Officer, Kevin Kreisler. Viridis Capital LLC is the owner of 80% of the capital stock of GreenShift, and Mr. Kreisler is the sole member and manager of Viridis Capital LLC.

(9)	Gaula Ventures LLC (“Gaula”) beneficially owns 1,000,000 shares of common stock and is the holder of 22,600 shares of Series G Convertible Preferred Stock. All investment decisions for Gaula are made by Gaula’s Manager, David Winsness. Mr. Winsness is the owner of the majority equity interests in Gaula.

Changes in Control

In connection with the issuance of certain notes by the Company for the funding of laboratory build-out costs and other working capital and capital expenditures (the “Notes”), Mr. Jeffrey S. Cosman, the Company’s Chief Executive Officer and Chairman of the Board of Directors, in his individual capacity as the owner of 51 shares of the Company’s Series A Preferred Stock, pledged all 51 shares of Series A Preferred Stock (the “Pledged Stock”) to the holders of the Notes, on a proportional basis, pursuant to a pledge agreement entered into by and among Mr. Cosman and the holders of the Notes, dated as of May 17, 2018 (the “Pledge Agreement”). Pursuant to the Pledge Agreement, the holders of the Notes, as “Pledgees,” would be able to, among other things, exercise all voting and other equity interest rights in the Pledged Stock, commencing one year after the initial date of the Pledge Agreement, and provided that there shall also have occurred prior to such first anniversary date and be continuing after such first anniversary date (i) an event of default under the Notes that has not been cured, and/or (ii) any of the security created by or pursuant to this Pledge Agreement shall be deemed imperiled or jeopardized in a manner by the Pledgee in its sole discretion that has not been cured as of such date. Each one (1) share of Series A Preferred Stock shall have voting rights equal to (x) 0.019607 multiplied by the total issued and outstanding Common Stock eligible to vote at the time of the respective vote (the “Numerator”), divided by (y) 0.49, minus (z) the Numerator; accordingly, holders of shares of Series A Preferred Stock have a significant impact over most matters that require approval by our stockholders, including the election of directors and approval of significant corporate transactions, even if other stockholders oppose them.

SHAREHOLDER COMMUNICATIONS

The Board of Directors of the Company has not adopted a formal procedure that shareholders must follow to send communications to it. The Board of Directors does receive communications from shareholders, from time to time, and addresses those communications as appropriate. Shareholders can send communication to the Board of Directors in writing, to Attis Industries Inc., 12540 Broadwell Road, Suite 2104, Milton, GA 30004, Attention: Board of Directors.

FUTURE SHAREHOLDER PROPOSALS

Rule 14a-8 under the Securities Exchange Act of 1934, as amended, addresses when a company must include a shareholder’s proposal in its proxy statement and identify the proposal in its form of proxy when the Company holds an annual or special meeting of shareholders. Under Rule 14a-8, proposals that shareholders intend to have included in the Company’s proxy statement and form of proxy for the 2019 Annual Meeting of Shareholders must be received by the Company no later than July 31, 2019.

If a shareholder desires to bring a matter before an annual or special meeting and the proposal is submitted outside the process of Rule 14a-8, the shareholder must follow the procedures set forth in the Company’s bylaws. A copy of the Company’s bylaws setting forth the requirements for the nomination of director candidates by shareholders and the requirements for proposals by shareholders may be obtained from the Company’s Secretary at the address indicated on the first page of this proxy statement. If the date of the 2019 Annual Meeting of Shareholders is the same as the date of the 2018 Annual Meeting of Shareholders, shareholders who wish to nominate directors or to bring business before the 2019 Annual Meeting of Shareholders must notify the Company by no later than July 31, 2019. The notice must also comply with the Company’s bylaws. Notices should be directed to: Attis Industries Inc., 12540 Broadwell Road, Suite 2104, Milton, GA 30004, Attention: Secretary.

AVAILABILITY OF ANNUAL REPORT ON FORM 10-K AND HOUSEHOLDING

A copy of the Company’s Annual Report on Form 10-K as filed with the SEC and this Proxy Statement are available upon written request and without charge to shareholders by writing to the Company c/o Secretary, 12540 Broadwell Road, Suite 2104, Milton, GA 30004 or by calling telephone number (678) 580-5661.

In certain cases, only one Annual Report and Proxy Statement may be delivered to multiple shareholders sharing an address unless the Company has received contrary instructions from one or more of the shareholders at that address. The Company will undertake to deliver promptly upon written or oral request a separate copy of the Annual Report or Proxy Statement, as applicable, to a shareholder at a shared address to which a single copy of such documents was delivered. Such request should also be directed to Secretary, Attis Industries Inc., at the address or telephone number indicated in the previous paragraph. In addition, shareholders sharing an address can request delivery of a single copy of Annual Reports or Proxy Statements if they are receiving multiple copies of Annual Reports or Proxy Statements by directing such request to the same mailing address.

OTHER MATTERS

We have not received notice of and do not expect any matters to be presented for vote at the Annual Meeting, other than the proposals described in this Proxy Statement. If you grant a proxy, the person named as proxy holder, Jeffrey S. Cosman, or their nominees or substitutes, will have the discretion to vote your shares on any additional matters properly presented for a vote at the Annual Meeting. If for any unforeseen reason, any of our nominees are not available as a candidate for director, the proxy holder will vote your proxy for such other candidate or candidates nominated by our Board.

By Order of the Board of Directors

/s/ Jeffrey S. Cosman
Jeffrey S. Cosman
Chief Executive Officer and Chairman of the Board

September 24, 2018

Milton, Georgia

ATTIS INDUSTRIES INC. THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS annual meeting OF ShareHOLDERS – November 8, 2018 at 10:00 AM local time

CONTROL ID:
REQUEST ID:

The undersigned hereby appoints Jeffrey S. Cosman as Proxy with full power of substitution to vote all the shares of common stock which the undersigned would be entitled to vote if personally present at the Annual Meeting of Shareholders to be held on November 8, 2018, at 10:00 A.M. EST at Pegula Ice Arena, 250 University Drive, University Park, PA 16802, or at any postponement or adjournment thereof, and upon any and all matters which may properly be brought before the Annual Meeting or any postponement or adjournments thereof, hereby revoking all former proxies.

(CONTINUED AND TO BE SIGNED ON REVERSE SIDE.)

VOTING INSTRUCTIONS
If you vote by phone, fax or internet, please DO NOT mail your proxy card.

MAIL:	Please mark, sign, date, and return this Proxy Card promptly using the enclosed envelope.
FAX:	Complete the reverse portion of this Proxy Card and Fax to (202) 521-3464.
INTERNET:	https://www.iproxydirect.com/ATIS
PHONE:	(866) 752-VOTE (8683)

ANNUAL MEETING OF THE SHAREHOLDERS OF ATTIS INDUSTRIES INC.			PLEASE COMPLETE, DATE, SIGN AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE: ☒

PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

Proposal 1		à	FOR ALL	WITHHOLD ALL	FOR ALL EXCEPT
	Election of Directors:		☐	☐
	Jeffrey S. Cosman				☐
	Thomas J. Cowee				☐	Control ID:
	Jackson Davis				☐	REQUEST ID:
	Joseph Ardagna				☐

Proposal 2		à	FOR	AGAINST	ABSTAIN
	To ratify the appointment of BDO USA, LLP, as our independent registered public accounting firm for the fiscal year ending December 31, 2018.		☐	☐	☐

Proposal 3		à	FOR	AGAINST	ABSTAIN
	To withhold the proxy’s discretionary vote on Your behalf with regards to any other matters that are properly presented for a vote at the Annual Meeting, please mark the box below.		☐	☐	☐
MARK “X” HERE IF YOU PLAN TO ATTEND THE MEETING: ☐
The Board of Directors recommends a vote FOR Proposal Nos. 1 and 3, and a ratification of Proposal No. 2.

MARK HERE FOR ADDRESS CHANGE ☐ New Address (if applicable):

____________________________
____________________________
____________________________

IMPORTANT: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

Dated: ________________________, 2018

(Print Name of Shareholder and/or Joint Tenant)

(Signature of Shareholder)

(Second Signature if held jointly)